EXTENSION OF CONTRACT TO PURCHASE MINING PROPERTY

This is an agreement to Amend/Extend that Contract to Buy and Sell Real Estate dated November 18, l998 between ORA Management, L.L.C. (referred to herein as Buyer) and Nugget Exploration, Inc. (referred to herein as seller) (a copy of which is attached hereto and incorporated by this reference into the body of this document as if fully set forth herein) pertaining to the property described as 1711.98 Acres Described Under Attachment "A" in Fremont County, Wyoming.

A.  EXTENSIONS AND AMENDMENTS

All dates set forth in that Contract to Buy and Sell Real estate shall remain the same except:

Closing may be extended to April 30, l999 with the following conditions:

That an additional cash down payment of Ten Thousand Dollars ($10,000.00) shall be deposited to the escrow account held by Sothebys International Realty for each calendar month that occurs before closing. That is, there shall be a deposit of Ten Thousand Dollars ($10,000.00) for the month of February made by Tuesday February 23, 1999, a like deposit for the month of March made by Wednesday, March 10, l999 and a like deposit for the month of April made by Monday April 12, l999. These deposits shall be nonrefundable, but will, along with the original escrow deposit of $5,000.00 (Five Thousand Dollars), accrue to the purchase price of Seven Hundred Thousand Dollars ($700,000.00) which shall be paid at the time of closing.

All other terms and conditions of that Contract to Buy and Sell Real Estate shall remain the same.

This   agreement  has  been  executed  in  multiple   copies  and  my  signature
acknowledges my consent and agreement to the terms hereof and that I received a signed copy at the time of signing.

All representations made in the negotiations of this sale have been incorporated herein. There are no verbal agreements between Buyer and Seller and or any Broker to modify terms and conditions.



/s/ ORA Management, L.L.C.           2/15/99
Buyer  ORA Management, L.L.C.        Date

/s/ Brad Hyde
By: Brad Hyde


/s/ Nugget Exploration, Inc.          2/15/99
Seller   Nugget Exploration, Inc.     Date

/s/  Mary C. MacGuire
By:  Mary C. MacGuire